This financial information should be read in conjunction with State Street's news release dated January 27, 2016.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15	2014	2015	2015 vs. 2014
Revenue:
Fee revenue[1]	$1,919	$2,034	$2,006	$2,051	$2,055	$2,076	$2,103	$2,044	(0.3)%	(2.8)%	$8,010	$8,278	3.3%
Net interest revenue	555	561	570	574	546	535	513	494	(13.9)	(3.7)	2,260	2,088	(7.6)
Net gains (losses) from sales of available-for-sale securities	15	—	—	—	—	(3)	(2)	—			15	(5)
Net losses from other-than-temporary impairment	(1)	—	—	—	(1)	—	—	—			(1)	(1)
Net losses reclassified (from) to other comprehensive income	(8)	(2)	—	—	—	—	—	—			(10)	—
Total revenue[1]	2,480	2,593	2,576	2,625	2,600	2,608	2,614	2,538	(3.3)	(2.9)	10,274	10,360	0.8
Provision for loan losses	2	2	2	4	4	2	5	1			10	12
Total expenses	2,028	1,850	1,892	2,057	2,097	2,134	1,962	1,857	(9.7)	(5.4)	7,827	8,050	2.8
Income before income tax expense[1]	450	741	682	564	499	472	647	680	20.6	5.1	2,437	2,298	(5.7)
Income tax expense[1]	91	122	126	76	94	54	67	103	35.5	53.7	415	318	(23.4)
Net income (loss) from minority interest	—	—	—	—	—	—	1	(1)	—	nm	—	—	—
Net income[1]	359	619	556	488	405	418	581	576	18.0	(0.9)	2,022	1,980	(2.1)
Net income available to common shareholders[1]	352	599	538	469	373	389	539	547	16.6	1.5	1,958	1,848	(5.6)
Diluted earnings per common share[1]	.80	1.38	1.25	1.11	.89	.93	1.31	1.34	20.7	2.3	4.53	4.47	(1.3)
Average diluted common shares outstanding (in thousands)	438,815	435,320	429,736	424,339	418,750	416,712	412,167	407,012	(4.1)	(1.3)	432,007	413,638	(4.3)
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30	$.34	$.34	$.34	13.3	—	$1.16	$1.32	13.8
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53	77.00	67.21	66.36	(15.5)	(1.3)	78.50	66.36	(15.5)
Ratios:
Return on average common equity[1]	7.2%	11.9%	10.6%	9.4%	7.9%	8.2%	11.3%	11.6%	23.4	2.7	9.8%	9.8%	—
Pre-tax operating margin[1]	18.1	28.6	26.5	21.5	19.2	18.1	24.8	26.8	24.7	8.1	23.7	22.2	(6.3)
Common equity tier 1 risk-based capital[1,2]	NA	12.6	12.6	12.4	12.0	12.0	12.0	12.5	0.8	4.2	12.4	12.5	0.8
Tier 1 risk-based capital[1,2]	NA	14.0	14.0	14.5	14.0	14.7	14.7	15.3	5.5	4.1	14.5	15.3	5.5
Total risk-based capital[1,2]	NA	16.0	16.1	16.4	16.1	16.8	16.8	17.4	6.1	3.6	16.4	17.4	6.1
Tier 1 leverage[1,2]	NA	6.8	6.3	6.3	5.8	6.0	6.3	6.9	9.5	9.5	6.3	6.9	9.5
Tangible common equity[1,3]	NA	6.9	6.5	6.7	6.0	6.5	6.6	6.8	1.5	3.0	6.7	6.6	(1.5)
At quarter-end:
Assets under custody and administration (in trillions)[4]	$27.48	$28.40	$28.47	$28.19	$28.49	$28.65	$27.27	$27.51	(2.4)	0.9	$28.19	$27.51	(2.4)
Asset under management (in trillions)	2.38	2.48	2.42	2.45	2.44	2.37	2.20	2.25	(8.2)	2.3	2.45	2.25	(8.2)
Total assets	256,663	282,324	274,805	274,119	279,476	294,571	247,274	245,192	(10.6)	(0.8)	274,119	245,192	(10.6)
Investment securities	117,504	117,303	115,319	112,636	112,857	101,463	97,560	100,022	(11.2)	2.5	112,636	100,022	(11.2)
Deposits	194,648	218,834	207,968	209,040	211,352	230,591	186,367	191,627	(8.3)	2.8	209,040	191,627	(8.3)
Long-term debt	9,503	9,037	9,016	10,042	9,174	9,085	12,025	11,534	14.9	(4.1)	10,042	11,534	14.9
Total shareholders' equity[1]	21,139	21,562	21,015	21,328	20,670	21,347	21,343	21,103	(1.1)	(1.1)	21,328	21,103	(1.1)

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

2  In early 2014, we announced that we had completed our Basel III qualification period. As a result, our regulatory capital ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 presented in the table above have been calculated under the advanced approaches provisions of the Basel III final rule. Regulatory capital ratios as of March 31, 2014 were calculated under Basel I, are not directly comparable to such ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, and are not disclosed. Refer to page 13 of this earnings release addendum for additional information about our regulatory capital ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015.

[3]  Tangible common equity ratios as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 are non-GAAP financial measures. Refer to accompanying reconciliations on page 14 for additional information.

[4]  Included assets under custody of $21.00 trillion, $21.69 trillion, $21.71 trillion, $21.66 trillion, $21.98 trillion, $22.06 trillion, $20.95 trillion and $21.26 trillion as of March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15	2014	2015	2015 vs. 2014
Reported Results
Fee revenue:
Servicing fees[1]	$1,233	$1,283	$1,296	$1,296	$1,268	$1,319	$1,289	$1,277	(1.5)%	(0.9)%	$5,108	$5,153	0.9%
Management fees	292	300	316	299	301	304	287	282	(5.7)	(1.7)	1,207	1,174	(2.7)
Trading services:
Direct sales and trading	71	79	101	110	135	88	108	79	(28.2)	(26.9)	361	410	13.6
Indirect foreign exchange trading[2]	63	65	60	58	68	79	69	64	10.3	(7.2)	246	280	13.8
Total foreign exchange trading	134	144	161	168	203	167	177	143	(14.9)	(19.2)	607	690	13.7
Electronic foreign exchange services	48	43	44	46	48	44	46	37	(19.6)	(19.6)	181	175	(3.3)
Other trading, transition management and brokerage	71	73	73	79	73	70	71	67	(15.2)	(5.6)	296	281	(5.1)
Total brokerage and other trading services	119	116	117	125	121	114	117	104	(16.8)	(11.1)	477	456	(4.4)
Total trading services	253	260	278	293	324	281	294	247	(15.7)	(16.0)	1,084	1,146	5.7
Securities finance	85	147	99	106	101	155	113	127	19.8	12.4	437	496	13.5
Processing fees and other	56	44	17	57	61	17	120	111	94.7	(7.5)	174	309	77.6
Total fee revenue[1]	1,919	2,034	2,006	2,051	2,055	2,076	2,103	2,044	(0.3)	(2.8)	8,010	8,278	3.3
Net interest revenue:
Interest revenue	655	650	671	676	642	629	614	603	(10.8)	(1.8)	2,652	2,488	(6.2)
Interest expense	100	89	101	102	96	94	101	109	6.9	7.9	392	400	2.0
Net interest revenue	555	561	570	574	546	535	513	494	(13.9)	(3.7)	2,260	2,088	(7.6)
Gains (losses) related to investment securities, net:
Net gains (losses) from sales of available-for-sale securities	15	—	—	—	—	(3)	(2)	—			15	(5)
Losses from other-than-temporary impairment	(1)	—	—	—	(1)	—	—	—			(1)	(1)
Losses reclassified (from) to other comprehensive income	(8)	(2)	—	—	—	—	—	—			(10)	—
Gains (losses) related to investment securities, net	6	(2)	—	—	(1)	(3)	(2)	—			4	(6)
Total revenue[1]	2,480	2,593	2,576	2,625	2,600	2,608	2,614	2,538	(3.3)	(2.9)	10,274	10,360	0.8
Provision for loan losses	2	2	2	4	4	2	5	1			10	12
Expenses:
Compensation and employee benefits	1,157	978	953	972	1,087	984	1,051	939	(3.4)	(10.7)	4,060	4,061	—
Information systems and communications	244	244	242	246	247	249	265	261	6.1	(1.5)	976	1,022	4.7
Transaction processing services	191	193	199	201	197	201	201	194	(3.5)	(3.5)	784	793	1.1
Occupancy	114	115	119	113	113	109	110	112	(0.9)	1.8	461	444	(3.7)
Acquisition and restructuring costs	33	28	20	52	6	3	10	6	(88.5)	(40.0)	133	25	(81.2)
Other	289	292	359	473	447	588	325	345	(27.1)	6.2	1,413	1,705	20.7
Total expenses	2,028	1,850	1,892	2,057	2,097	2,134	1,962	1,857	(9.7)	(5.4)	7,827	8,050	2.8
Income before income tax expense[1]	450	741	682	564	499	472	647	680	20.6	5.1	2,437	2,298	(5.7)
Income tax expense[1]	91	122	126	76	94	54	67	103	35.5	53.7	415	318	(23.4)
Net income (loss) from minority interest	—	—	—	—	—	—	1	(1)	—	nm	—	—	—
Net income[1]	$359	$619	$556	$488	$405	$418	$581	$576	18.0	(0.9)	$2,022	$1,980	(2.1)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15	2014	2015	2015 vs. 2014
Adjustments to net income:
Dividends on preferred stock	$(6)	$(19)	$(18)	$(18)	$(31)	$(29)	$(42)	$(28)	55.6%	(33.3)%	$(61)	$(130)	113.1%
Earnings allocated to participating securities	(1)	(1)	—	(1)	(1)	—	—	(1)	—	—	(3)	(2)	(33.3)
Net income available to common shareholders[1]	$352	$599	$538	$469	$373	$389	$539	$547	16.6	1.5	$1,958	$1,848	(5.6)
Earnings per common share:
Basic[1]	$.82	$1.40	$1.28	$1.13	$.90	$.95	$1.33	$1.36	20.4	2.3	$4.62	$4.53	(1.9)
Diluted[1]	.80	1.38	1.25	1.11	.89	.93	1.31	1.34	20.7	2.3	4.53	4.47	(1.3)
Average common shares outstanding:
Basic	430,621	427,824	421,974	416,651	412,225	410,674	406,612	402,041	(3.5)	(1.1)	424,223	407,856	(3.9)
Diluted	438,815	435,320	429,736	424,339	418,750	416,712	412,167	407,012	(4.1)	(1.3)	432,007	413,638	(4.3)
Cash dividends declared per common share	$.26	$.30	$.30	$.30	$.30	$.34	$.34	$.34	13.3	—	$1.16	$1.32	13.8
Closing price per share of common stock (as of quarter end)	69.55	67.26	73.61	78.50	73.53	77.00	67.21	66.36	(15.5)	(1.3)	78.50	66.36	(17.1)
Financial ratios:
Return on average common equity[1]	7.2%	11.9%	10.6%	9.4%	7.9%	8.2%	11.3%	11.6%	23.4	2.7	9.8%	9.8%	—
Pre-tax operating margin[1]	18.1	28.6	26.5	21.5	19.2	18.1	24.8	26.8	24.7	8.1	23.7	22.2	(6.3)
After-tax margin[1]	14.5	23.9	21.6	18.6	15.6	16.0	22.2	22.7	22.0	2.3	19.7	19.1	(3.0)
Internal capital generation rate[1]	4.9	9.4	8.1	6.9	5.3	5.3	8.3	8.7	26.1	4.8	7.4	6.9	(6.8)
Common dividend payout ratio[1]	31.8	21.3	23.4	26.5	33.1	35.6	25.5	24.9	(6.0)	(2.4)	25.0	29.0	16.0

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

2  We calculate revenue for indirect foreign exchange using an attribution methodology. This methodology takes into consideration estimated effective mark-ups/downs and observed client volumes. Direct sales and trading revenue is total foreign exchange trading revenue excluding the revenue attributed to indirect foreign exchange.

nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of Quarter End								% Change
(Dollars in millions, except per share amounts)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15
Assets:
Cash and due from banks	$3,877	$6,247	$4,146	$1,855	$3,149	$3,084	$3,660	$1,207	(34.9)%	(67.0)%
Interest-bearing deposits with banks	75,796	98,386	86,946	93,523	83,398	116,728	68,361	75,338	(19.4)	10.2
Securities purchased under resale agreements	6,087	3,681	2,603	2,390	11,331	4,447	9,155	3,404	42.4	(62.8)
Trading account assets	889	941	1,033	924	1,145	1,373	1,223	849	(8.1)	(30.6)
Investment securities:
Investment securities available for sale	99,162	98,546	96,552	94,913	96,612	85,308	80,097	70,070	(26.2)	(12.5)
Investment securities held to maturity[2]	18,342	18,757	18,767	17,723	16,245	16,155	17,463	29,952	69.0	71.5
Total investment securities	117,504	117,303	115,319	112,636	112,857	101,463	97,560	100,022	(11.2)	2.5
Loans and leases[3]	16,084	16,767	18,364	18,161	18,278	18,547	19,019	18,753	3.3	(1.4)
Premises and equipment[4]	1,896	1,920	1,911	1,937	1,933	2,035	1,984	1,894	(2.2)	(4.5)
Accrued interest and fees receivable	2,197	2,221	2,318	2,242	2,281	2,385	2,271	2,346	4.6	3.3
Goodwill	6,038	6,037	5,899	5,826	5,663	5,729	5,716	5,671	(2.7)	(0.8)
Other intangible assets	2,306	2,247	2,121	2,025	1,892	1,871	1,820	1,768	(12.7)	(2.9)
Other assets	23,989	26,574	34,145	32,600	37,549	36,909	36,505	33,940	4.1	(7.0)
Total assets	$256,663	$282,324	$274,805	$274,119	$279,476	$294,571	$247,274	$245,192	(10.6)	(0.8)
Liabilities:
Deposits:
Non-interest-bearing	$72,800	$73,109	$66,134	$70,490	$72,704	$83,120	$58,426	$65,800	(6.7)	12.6
Interest-bearing -- U.S.	15,327	27,584	24,435	33,012	30,769	32,839	30,407	29,958	(9.3)	(1.5)
Interest-bearing -- Non-U.S.	106,521	118,141	117,399	105,538	107,879	114,632	97,534	95,869	(9.2)	(1.7)
Total deposits	194,648	218,834	207,968	209,040	211,352	230,591	186,367	191,627	(8.3)	2.8
Securities sold under repurchase agreements	8,953	9,168	9,385	8,925	10,158	10,978	7,760	4,499	(49.6)	(42.0)
Federal funds purchased	18	14	17	21	17	15	25	6	(71.4)	(76.0)
Other short-term borrowings	3,811	4,322	4,307	4,381	4,346	4,756	3,761	1,748	(60.1)	(53.5)
Accrued expenses and other liabilities[1]	18,591	19,387	23,097	20,382	23,759	17,799	15,961	14,643	(28.2)	(8.3)
Long-term debt	9,503	9,037	9,016	10,042	9,174	9,085	12,025	11,534	14.9	(4.1)
Total liabilities[1]	235,524	260,762	253,790	252,791	258,806	273,224	225,899	224,057	(11.4)	(0.8)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	—	—	—	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	—	—	—	—	—	742	742	742	—	—
Common stock, $1 par, 750,000,000 shares authorized[5]	504	504	504	504	504	504	504	504	—	—
Surplus	9,737	9,765	9,780	9,791	9,744	9,744	9,742	9,746	(0.5)	—
Retained earnings[1]	13,505	13,976	14,390	14,737	14,986	15,237	15,638	16,049	8.9	2.6
Accumulated other comprehensive income (loss)	188	489	(107)	(507)	(1,006)	(1,011)	(1,101)	(1,442)	184.4	31.0
Treasury stock, at cost[6]	(4,028)	(4,405)	(4,785)	(5,158)	(5,519)	(5,830)	(6,143)	(6,457)	25.2	5.1
Total shareholders' equity[1]	21,139	21,562	21,015	21,328	20,670	21,347	21,343	21,103	(1.1)	(1.1)
Non-controlling interest-equity	—	—	—	—	—	—	32	32
Total equity[1]	21,139	21,562	21,015	21,328	20,670	21,347	21,375	21,135
Total liabilities and equity[1]	$256,663	$282,324	$274,805	$274,119	$279,476	$294,571	$247,274	$245,192	(10.6)	(0.8)

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
[2] Fair value of investment securities held to maturity	$18,326	$18,864	$18,865	$17,842	$16,417	$16,198	$17,536	$29,798
[3] Allowance for loan losses	30	32	34	38	41	43	48	46
[4] Accumulated depreciation for premises and equipment	4,521	4,620	4,538	4,599	4,653	4,780	4,768	4,820
[5] Common stock shares issued	503,881,095	503,881,095	503,880,120	503,880,120	503,879,642	503,879,642	503,879,642	503,879,642
[6] Treasury stock shares	73,440,407	78,910,844	83,948,535	88,684,969	92,569,079	96,125,524	100,086,970	104,227,647

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE AND PERIOD-END BALANCE SHEET TRENDS

	Quarters								% Change
Average Balance Sheet Mix	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15
Investment securities and short-duration instruments	79.9%	81.5%	81.7%	81.2%	80.4%	81.8%	81.2%	79.9%	(1.6)%	(1.6)%
Loans and leases	6.8	6.4	6.5	7.1	7.0	6.6	7.0	8.2	15.5	17.1
Non-interest-earning assets	13.3	12.1	11.8	11.7	12.6	11.6	11.8	11.9	1.7	0.8
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Client funds bearing interest	61.5%	64.1%	64.6%	62.8%	59.9%	61.5%	61.6%	60.4%	(3.8)	(1.9)
Client funds not bearing interest	18.9	17.9	18.0	19.2	21.2	21.3	20.4	19.4	1.0	(4.9)
Other non-interest-bearing liabilities	5.6	4.9	5.1	5.9	6.9	5.6	5.1	5.6	(5.1)	9.8
Long-term debt and common shareholders' equity	13.7	12.6	11.8	11.5	11.2	10.7	11.8	13.4	16.5	13.6
Preferred shareholders' equity	0.3	0.5	0.5	0.6	0.8	0.9	1.1	1.2	100.0	9.1
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(Dollars in millions)	Quarters								% Change
Average Asset Backed Securities	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15
Fixed	$1,490	$1,480	$1,408	$1,405	$1,293	$1,748	$2,231	$2,151	53.1%	(3.6)%
Floating	53,178	51,889	49,214	43,425	40,306	36,931	29,973	26,891	(38.1)	(10.3)
Total	$54,668	$53,369	$50,622	$44,830	$41,599	$38,679	$32,204	$29,042

(Dollars in millions)	Quarters								% Change
Investment Securities - Appreciation (Depreciation)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15
Held to maturity:
Amortized cost (book value)	$18,342	$18,757	$18,767	$17,723	$16,245	$16,155	$17,463	$29,952	69.0%	71.5%
Fair value	18,326	18,864	18,865	17,842	16,417	16,198	17,536	29,798	67.0	69.9
Appreciation (depreciation)	(16)	107	98	119	172	43	73	(154)	(229.4)	(311.0)
Available for sale:
Amortized cost	98,770	97,739	95,834	94,108	95,524	84,689	79,415	69,843	(25.8)	(12.1)
Fair value (book value)	99,162	98,546	96,552	94,913	96,612	85,308	80,097	70,070	(26.2)	(12.5)
Appreciation (depreciation)	392	807	718	805	1,088	619	682	227	(71.8)	(66.7)
Pre-tax depreciation related to securities available for sale transferred to held to maturity	(170)	(153)	(130)	(112)	(95)	(86)	(70)	23	(120.5)	(132.9)
Total pre-tax appreciation (depreciation) related to investment securities portfolio	206	761	686	812	1,165	576	685	96	(88.2)	(86.0)
Total after-tax appreciation (depreciation) related to investment securities portfolio	124	456	411	487	699	346	411	58	(88.1)	(85.9)

(Dollars in billions)	Quarters								% Change
Securities on Loan	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15
Average securities on loan	$333	$357	$354	$346	$350	$356	$331	$341	(1.4)%	3.0%
End-of-period securities on loan	348	364	341	351	350	333	332	323	(8.0)	(2.7)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS

     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the quarters indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of related federal benefit. Refer to page 9 of this earnings release addendum for reconciliations of GAAP basis to fully taxable-equivalent basis net interest revenue for each of the periods shown below.

	Quarters																% Change
	1Q14		2Q14		3Q14		4Q14		1Q15		2Q15		3Q15		4Q15		4Q15 vs. 4Q14	4Q15 vs. 3Q15
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$33,410	0.42%	$53,564	0.38%	$63,160	0.33%	$70,780	0.32%	$71,568	0.30%	$79,435	0.27%	$73,466	0.29%	$54,689	0.34%	(22.7)%	(25.6)%
Securities purchased under resale agreements	6,631	0.53	4,307	0.94	3,249	1.05	2,178	1.99	2,449	1.88	2,662	2.24	4,838	1.51	2,960	2.36	35.9	(38.8)
Trading account assets	901	—	953	—	985	—	995	—	1,117	—	1,243	—	1,338	—	1,078	—	8.3	(19.4)
Investment securities
U.S. Treasury and federal agencies
Direct obligations	5,992	2.02	8,027	1.97	11,570	1.69	15,858	1.65	17,123	1.60	18,189	1.57	20,179	1.56	25,275	1.54	59.4	25.3
Mortgage- and asset-backed securities	23,506	2.26	22,547	2.21	21,544	2.17	20,797	2.18	20,944	2.18	20,217	2.08	19,123	2.08	19,112	2.12	(8.1)	(0.1)
State and political subdivisions	10,452	4.37	10,562	3.30	10,636	3.80	10,821	3.76	10,963	3.73	10,827	3.77	10,300	3.87	9,848	3.86	(9.0)	(4.4)
Other investments
Asset-backed securities	54,668	1.35	53,369	1.38	50,622	1.45	44,830	1.43	41,599	1.36	38,679	1.40	32,204	1.61	29,042	1.56	(35.2)	(9.8)
Collateralized mortgage-backed securities and obligations	8,068	2.80	7,972	2.78	7,979	2.72	7,490	2.59	7,757	2.57	7,226	2.60	5,632	2.66	4,855	2.57	(35.2)	(13.8)
Money market mutual funds	670	—	442	—	390	—	232	—	531	—	493	—	166	—	258	—	11.2	55.4
Other debt investments and equity securities	14,479	2.14	14,674	2.12	14,877	2.21	14,194	2.14	13,739	1.97	13,322	1.94	12,571	1.89	12,461	1.83	(12.2)	(0.9)
Total investment securities	117,835	2.02	117,593	1.94	117,618	1.99	114,222	1.98	112,656	1.93	108,953	1.93	100,175	2.02	100,851	1.96	(11.7)	0.7
Loans and leases	14,602	1.61	15,061	1.62	16,002	1.59	17,945	1.84	18,025	1.65	17,508	1.77	17,606	1.77	18,650	1.74	3.9	5.9
Other interest-earning assets	13,527	0.02	14,845	0.06	17,003	0.05	18,338	0.05	20,544	0.06	23,610	0.03	24,001	0.03	22,671	0.05	23.6	(5.5)
Total interest-earning assets	186,906	1.52	206,323	1.34	218,017	1.30	224,458	1.27	226,359	1.23	233,411	1.16	221,424	1.18	200,899	1.27%	(10.5)	(9.3)
Cash and due from banks	4,618		5,304		4,240		2,416		2,397		2,807		2,526		2,114		(12.5)	(16.3)
Other assets	24,045		23,037		25,053		27,565		30,326		27,644		27,096		25,188		(8.6)	(7.0)
Total assets	$215,569		$234,664		$247,310		$254,439		$259,082		$263,862		$251,046		$228,201		(10.3)%	(9.1)%
Liabilities:
Interest-bearing deposits:
U.S.	$12,072	0.03%	$20,698	0.09%	$24,144	0.11%	$28,063	0.12%	$30,174	0.13%	$28,165	0.13%	$36,033	0.16%	$28,863	0.23%	2.9%	(19.9)%
Non-U.S. transaction accounts	99,808		106,894		112,856		109,260		102,624		109,560		99,873		92,985		(14.9)	(6.9)
Non-U.S. nontransaction accounts	1,474		2,396		1,900		1,258		1,207		1,382		1,424		1,030		(18.1)	(27.7)
Total Non-U.S.	101,282	0.06	109,290	0.05	114,756	0.09	110,518	0.08	103,831	0.06	110,942	0.02	101,297	0.05	94,015	0.05	(14.9)	(7.2)
Securities sold under repurchase agreements	8,424	—	8,747	—	9,111	—	8,977	—	9,354	—	10,155	0.02	9,220	—	6,796	—	(24.3)	(26.3)
Federal funds purchased	20	—	19	—	18	—	22	—	24	—	22	—	17	—	19	—	(13.6)	11.8
Other short-term borrowings	3,909	1.57	4,000	(1.20)	4,376	—	4,415	0.13	4,448	0.13	4,400	0.16	3,791	0.18	2,684	0.14	(39.2)	(29.2)
Long-term debt	9,668	2.60	9,340	2.73	9,020	2.64	9,216	2.56	9,736	2.54	9,154	2.67	10,530	2.35	11,886	2.21	29.0	12.9
Other interest-bearing liabilities	6,758	0.43	7,559	0.99	7,386	0.42	7,690	0.50	7,465	0.41	8,609	0.74	4,463	0.88	5,392	0.91	(29.9)	20.8
Total interest-bearing liabilities	142,133	0.29	159,653	0.22	168,811	0.24	168,901	0.24	165,032	0.24	171,447	0.22	165,351	0.24	149,655	0.29	(11.4)	(9.5)
Non-interest bearing deposits	40,711		41,906		44,503		48,951		55,066		56,281		51,155		44,323		(9.5)	(13.4)
Other liabilities[1]	12,166		11,677		12,652		15,212		17,914		14,864		12,969		12,832		(15.6)	(1.1)
Preferred shareholders' equity	722		1,233		1,233		1,526		1,961		2,295		2,703		2,703		77.1	—
Common shareholders' equity[1]	19,837		20,195		20,111		19,849		19,109		18,975		18,868		18,688		(5.8)	(1.0)
Total liabilities and shareholders' equity[1]	$215,569		$234,664		$247,310		$254,439		$259,082		$263,862		$251,046		$228,201		(10.3)%	(9.1)%
Excess of rate earned over rate paid		1.23%		1.12%		1.06%		1.03%		0.99%		0.94%		0.94%		0.98%
Net interest margin		1.30%		1.17%		1.12%		1.09%		1.06%		1.00%		1.00%		1.06%
Net interest revenue, fully taxable-equivalent basis		$599		$603		$613		$618		$590		$579		$556		$536
Tax-equivalent adjustment		(44)		(42)		(43)		(44)		(44)		(44)		(43)		(42)
Net interest revenue, GAAP basis		$555		$561		$570		$574		$546		$535		$513		$494

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND ADMINISTRATION[1]

	Quarters								% Change
(Dollars in billions)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15
Assets Under Custody and Administration
By Product Classification:
Mutual funds	$6,908	$7,122	$7,035	$6,992	$7,073	$7,107	$6,698	$6,768	(3.2)%	1.0%
Collective funds	6,637	6,956	6,919	6,949	7,113	7,189	6,883	7,088	2.0	3.0
Pension products	5,472	5,613	5,780	5,746	5,745	5,830	5,497	5,510	(4.1)	0.2
Insurance and other products	8,460	8,709	8,731	8,501	8,560	8,524	8,187	8,142	(4.2)	(0.5)
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	$28,650	$27,265	$27,508	(2.4)	0.9
By Financial Instrument:
Equities	$15,040	$15,607	$15,616	$15,876	$15,660	$16,006	$14,223	$14,888	(6.2)%	4.7%
Fixed-income	9,053	9,255	9,298	8,739	9,157	8,939	9,470	9,264	6.0	(2.2)
Short-term and other investments	3,384	3,538	3,551	3,573	3,674	3,705	3,572	3,356	(6.1)	(6.0)
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	$28,650	$27,265	$27,508	(2.4)	0.9
By Geographic Location[2]:
North America	$20,540	$21,199	$21,255	$21,217	$21,554	$21,667	$20,536	$20,842	(1.8)%	1.5%
Europe/Middle East/Africa	5,704	5,923	5,869	5,633	5,590	5,621	5,452	5,387	(4.4)	(1.2)
Asia/Pacific	1,233	1,278	1,341	1,338	1,347	1,362	1,277	1,279	(4.4)	0.2
Total Assets Under Custody and Administration	$27,477	$28,400	$28,465	$28,188	$28,491	$28,650	$27,265	$27,508	(2.4)	0.9
Assets Under Custody[3]
By Product Classification:
Mutual funds	$6,596	$6,812	$6,669	$6,634	$6,786	$6,744	$6,369	$6,413	(3.3)%	0.7%
Collective funds	5,110	5,375	5,354	5,475	5,626	5,674	5,412	5,642	3.1	4.2
Pension products	4,868	4,985	5,188	5,161	5,160	5,243	4,921	4,944	(4.2)	0.5
Insurance and other products	4,422	4,515	4,496	4,386	4,406	4,403	4,245	4,259	(2.9)	0.3
Total Assets Under Custody	$20,996	$21,687	$21,707	$21,656	$21,978	$22,064	$20,947	$21,258	(1.8)	1.5
By Geographic Location[2]:
North America	$16,220	$16,743	$16,813	$16,903	$17,221	$17,255	$16,379	$16,664	(1.4)%	1.7%
Europe/Middle East/Africa	3,806	3,956	3,858	3,729	3,732	3,779	3,615	3,635	(2.5)	0.6
Asia/Pacific	970	988	1,036	1,024	1,025	1,030	953	959	(6.3)	0.6
Total Assets Under Custody	$20,996	$21,687	$21,707	$21,656	$21,978	$22,064	$20,947	$21,258	(1.8)	1.5
[1] Amounts as of quarter-end.
[2] Geographic mix is based on the location at which the assets are serviced.
[3] Assets under custody are a component of assets under custody and administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT[1]

	Quarters								% Change
(Dollars in billions)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$42	$42	$40	$39	$38	$36	$29	$32	(17.9)%	10.3%
Passive	1,323	1,390	1,371	1,436	1,434	1,386	1,237	1,293	(10.0)	4.5
Total Equity	1,365	1,432	1,411	1,475	1,472	1,422	1,266	1,325	(10.2)	4.7
Fixed-Income:
Active	16	16	16	17	17	17	16	18	5.9	12.5
Passive	320	336	322	302	306	303	300	294	(2.6)	(2.0)
Total Fixed-Income	336	352	338	319	323	320	316	312	(2.2)	(1.3)
Cash[2]	419	413	410	399	393	376	380	369	(7.5)	(2.9)
Multi-Asset-Class Solutions:
Active	25	34	34	30	31	29	26	17	(43.3)	(34.6)
Passive	108	116	104	97	84	89	85	86	(11.3)	1.2
Total Multi-Asset-Class Solutions	133	150	138	127	115	118	111	103	(18.9)	(7.2)
Alternative Investments[3]:
Active	16	18	17	17	17	18	17	17	—	—
Passive	112	115	107	111	123	120	113	119	7.2	5.3
Total Alternative Investments	128	133	124	128	140	138	130	136	6.3	4.6
Total Assets Under Management	$2,381	$2,480	$2,421	$2,448	$2,443	$2,374	$2,203	$2,245	(8.3)	1.9
By Geographic Location[4]:
North America	$1,480	$1,533	$1,502	$1,568	$1,549	$1,486	$1,409	$1,452	(7.4)%	3.1%
Europe/Middle East/Africa	562	589	565	559	566	563	500	489	(12.5)	(2.2)
Asia/Pacific	339	358	354	321	328	325	294	304	(5.3)	3.4
Total Assets Under Management	$2,381	$2,480	$2,421	$2,448	$2,443	$2,374	$2,203	$2,245	(8.3)	1.9
[1] Amounts as of quarter-end.
[2] Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
[3] Includes real estate investment trusts, currency and commodities, including SPDR® Gold Fund for which State Street is not the investment manager, but acts as distribution agent.
[4] Geographic mix is based on client location or fund management location.
Exchange-Traded Funds[5]
By Asset Class:
Alternative investments	$42	$43	$40	$38	$40	$37	$35	$34	(10.5)%	(2.9)%
Cash	1	1	1	1	1	2	3	3	200.0	—
Equity	308	331	338	388	356	342	323	350	(9.8)	8.4
Fixed-income	36	38	37	39	43	41	39	41	5.1	5.1
Total Exchange-Traded Funds	$387	$413	$416	$466	$440	$422	$400	$428	(8.2)	7.0

[5] Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION

     In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, referred to as GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful comparisons from period to period and the analysis of comparable financial trends with respect to State Street’s normal ongoing business operations.

     Management believes that operating-basis financial information, which reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis and excludes the impact of revenue and expenses outside of State Street's normal course of business, facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

     The accompanying materials present financial information prepared on a GAAP as well as on an operating basis; accordingly, this earnings release addendum provides reconciliations of operating-basis financial measures. The following tables reconcile operating-basis financial information presented in the accompanying earnings release to financial information prepared and reported in conformity with GAAP.

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14		4Q15 vs. 3Q15		2014	2015	2015 vs. 2014
Total Revenue[1]:
Total revenue, GAAP basis[1]	$2,480	$2,593	$2,576	$2,625	$2,600	$2,608	$2,614	$2,538	(3.3)%		(2.9)%		$10,274	$10,360	0.8%
Adjustment to processing fees and other revenue (see below)	57	64	86	81	53	98	12	31					288	194
Adjustment to net interest revenue (see below)	44	42	43	44	44	44	43	42					173	173
Adjustment to net interest revenue (see below)	(27)	(28)	(33)	(31)	(25)	(23)	(27)	(23)					(119)	(98)
Total revenue, operating basis[1,2,3,4]	$2,554	$2,671	$2,672	$2,719	$2,672	$2,727	$2,642	$2,588	(4.8)		(2.0)		$10,616	$10,629	0.1

Fee Revenue[1]:
Total fee revenue, GAAP basis[1]	$1,919	$2,034	$2,006	$2,051	$2,055	$2,076	$2,103	$2,044	(0.3)		(2.8)		$8,010	$8,278	3.3
Tax-equivalent adjustment associated with tax-advantaged investments	57	64	86	81	53	98	95	113					288	359
Gain on sale of CRE and paydown of CRE loan	—	—	—	—	—	—	(83)	(82)					—	(165)
Total fee revenue, operating basis[1]	$1,976	$2,098	$2,092	$2,132	$2,108	$2,174	$2,115	$2,075	(2.7)		(1.9)		$8,298	$8,472	2.1

Processing Fees and Other Revenue:
Total processing fees and other revenue, GAAP basis	$56	$44	$17	$57	$61	$17	$120	$111	94.7		(7.5)		$174	$309	77.6
Tax-equivalent adjustment associated with tax-advantaged investments	57	64	86	81	53	98	95	113					288	359
Gain on sale of CRE and paydown of CRE loan	—	—	—	—	—	—	(83)	(82)					—	(165)
Total processing fees and other revenue, operating basis	$113	$108	$103	$138	$114	$115	$132	$142	2.9		7.6		$462	$503	8.9

Net Interest Revenue:
Net interest revenue, GAAP basis	$555	$561	$570	$574	$546	$535	$513	$494	(13.9)		(3.7)		$2,260	$2,088	92.4
Tax-equivalent adjustment associated with tax-exempt investment securities	44	42	43	44	44	44	43	42					173	173
Net interest revenue, fully taxable-equivalent basis[5]	599	603	613	618	590	579	556	536					2,433	2,261
Discount accretion associated with former conduit securities	(27)	(28)	(33)	(31)	(25)	(23)	(27)	(23)					(119)	(98)
Net interest revenue, operating basis[5]	$572	$575	$580	$587	$565	$556	$529	$513	(12.6)		(3.0)		$2,314	$2,163	(6.5)

Net Interest Margin:
Net interest margin, fully taxable-equivalent basis(5)	1.30%	1.17%	1.12%	1.09%	1.06%	1.00%	1.00%	1.06%	(3)	bps	6	bps	1.16%	1.03%	(13)	bps
Effect of discount accretion	0.06	0.05	0.06	0.05	0.05	0.04	0.05	0.05					0.05	0.05
Net interest margin, operating basis	1.24%	1.12%	1.06%	1.04%	1.01%	0.96%	0.95%	1.01%	(3)		6		1.11%	0.98%	(13)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14	4Q15 vs. 3Q15	2014	2015	2015 vs. 2014
Expenses:
Total expenses, GAAP basis	$2,028	$1,850	$1,892	$2,057	$2,097	$2,134	$1,962	$1,857	(9.7)%	(5.4)%	$7,827	$8,050	2.8%
Severance costs associated with staffing realignment	(72)	(4)	2	(10)	1	—	(75)	1			(84)	(73)
Provisions for legal contingencies	(6)	—	(66)	(115)	(150)	(250)	—	(15)			(187)	(415)
Expense billing matter	—	—	—	—	—	—	—	(17)			—	(17)
Acquisition costs	(21)	(15)	(12)	(10)	(5)	(3)	(7)	(5)			(58)	(20)
Restructuring charges, net	(12)	(13)	(8)	(42)	(1)	—	(3)	(1)			(75)	(5)
Total expenses, operating basis[2,3,4]	$1,917	$1,818	$1,808	$1,880	$1,942	$1,881	$1,877	$1,820	(3.2)	(3.0)	$7,423	$7,520	1.3

Compensation and Employee Benefits Expenses:
Total compensation and employee benefits expenses, GAAP basis	$1,157	$978	$953	$972	$1,087	$984	$1,051	$939	(3.4)	(10.7)	$4,060	$4,061	—
Severance costs associated with staffing realignment	(72)	(4)	2	(10)	1	—	(75)	1			(84)	(73)
Total compensation and employee benefits expenses, operating basis	$1,085	$974	$955	$962	$1,088	$984	$976	$940	(2.3)	(3.7)	$3,976	$3,988	0.3

Other Expenses:
Total other expenses, GAAP basis	$289	$292	$359	$473	$447	$588	$325	$345	(27.1)	6.2	$1,413	$1,705	20.7
Provisions for legal contingencies	(6)	—	(66)	(115)	(150)	(250)	—	(15)			(187)	(415)
Expense billing matter	$—	$—	$—	$—	$—	$—	$—	$(17)			$—	$(17)
Total other expenses, operating basis	$283	$292	$293	$358	$297	$338	$325	$313	(12.6)	(3.7)	$1,226	$1,273	3.8

Income Before Income Tax Expense[1]:
Income before income tax expense, GAAP basis[1]	$450	$741	$682	$564	$499	$472	$647	$680	20.6	5.1	$2,437	$2,298	(5.7)
Net pre-tax effect of non-operating adjustments to revenue and expenses	185	110	180	271	227	372	113	87			746	799
Income before income tax expense, operating basis[1]	$635	$851	$862	$835	$726	$844	$760	$767	(8.1)	0.9	$3,183	$3,097	(2.7)

Pre-tax operating margin[1]:
Pre-tax operating margin, GAAP basis[1]	18.1%	28.6%	26.5%	21.5%	19.2%	18.1%	24.8%	26.8%			23.7%	22.2%
Net effect of non-operating adjustments	6.8	3.3	5.8	9.2	8.0	12.8	4.0	2.8			6.3	6.9
Pre-tax operating margin, operating basis[1,6]	24.9%	31.9%	32.3%	30.7%	27.2%	30.9%	28.8%	29.6%			30.0%	29.1%

Income Tax Expense[1]:
Income tax expense, GAAP basis[1]	$91	$122	$126	$76	$94	$54	$67	$103	35.5	53.7	$415	$318	(23.4)
Aggregate tax-equivalent adjustments	101	106	129	125	97	142	138	155			461	532
Gain on sale of CRE and paydown of CRE loan	—	—	—	—	—	—	(34)	(33)			—	(67)
Italian deferred tax liability	—	—	—	—	—	—	59	—			—	59
One-time Italian tax on banks and insurance companies	(11)	—	—	—	—	—	—	—			(11)	—
Net tax effect of non-operating adjustments	18	3	12	37	16	54	13	18			70	101
Income tax expense, operating basis[1]	$199	$231	$267	$238	$207	$250	$243	$243	2.1	—	$935	$943	0.9

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	4Q15 vs. 4Q14		4Q15 vs. 3Q15		2014	2015	2015 vs. 2014
Effective Tax Rate[1]:
Income before income tax expense, operating basis[1]	$635	$851	$862	$835	$726	$844	$760	$767					$3,183	$3,097
Income tax expense, operating basis[1]	199	231	267	238	207	250	243	243					935	943
Effective tax rate, operating basis[1]	31.2%	27.1%	31.0%	28.6%	28.4%	29.6%	32.0%	31.8%					29.4%	30.4%

Net Income Available to Common Shareholders[1]:
Net income available to common shareholders, GAAP basis[1]	$352	$599	$538	$469	$373	$389	$539	$547	16.6%		1.5%		$1,958	$1,848	(5.6)%
Net after-tax effect of non-operating adjustments to processing fees and other revenue, net interest revenue, expenses and income tax expense	77	1	39	109	114	176	(63)	(53)					226	174
Net income available to common shareholders, operating basis[1]	$429	$600	$577	$578	$487	$565	$476	$494	(14.5)		3.8		$2,184	$2,022	(7.4)

Diluted Earnings per Common Share[1]:
Diluted earnings per common share, GAAP basis[1]	$.80	$1.38	$1.25	$1.11	$.89	$.93	$1.31	$1.34	20.7		2.3		$4.53	$4.47	(1.3)
Severance costs	.11	.01	—	.01	—	—	.11	—					.13	.11
Provisions for legal contingencies	.01	—	.12	.22	.36	.37	—	.02					.34	.76
Expense billing matter	—	—	—	—	—	—	—	.03					—	.03
Acquisition costs	.03	.02	.02	.01	.01	—	.01	.01					.09	.03
Restructuring charges, net	.02	.02	.01	.06	—	—	—	—					.11	.01
Effect on income tax of non-operating adjustments	.02	—	(.01)	(.01)	(.06)	.08	.02	(.04)					—	—
Discount accretion associated with former conduit securities	(.04)	(.04)	(.05)	(.04)	(.04)	(.02)	(.04)	(.03)					(.17)	(.14)
Gain on sale of CRE and paydown of CRE loan	—	—	—	—	—	—	(.12)	(.12)					—	(.24)
Italian deferred tax liability	—	—	—	—	—	—	(.14)	—					—	(.14)
One-time Italian tax on banks and insurance companies	.03	—	—	—	—	—	—	—					.02	—
Diluted earnings per common share, operating basis[1]	$.98	$1.39	$1.34	$1.36	$1.16	$1.36	$1.15	$1.21	(11.0)		5.2		$5.05	$4.89	(3.2)

Return on Average Common Equity[1]:
Return on average common equity, GAAP basis[1]	7.2%	11.9%	10.6%	9.4%	7.9%	8.2%	11.3%	11.6%	220	bps	30	bps	9.8%	9.8%	—	bps
Severance costs	1.0	—	—	.1	—	—	1.0	—					.3	.2
Provisions for legal contingencies	.1	—	.9	1.8	3.2	3.3	—	.2					.7	1.6
Expense billing matter	—	—	—	—	—	—	—	.3					—	.1
Acquisition costs	.3	.2	.2	.2	.1	—	.1	.1					.2	.1
Restructuring charges, net	.1	.1	.1	.6	—	—	—	—					.2	—
Effect on income tax of non-operating adjustments	.2	—	—	(.1)	(.5)	.7	.1	(.3)					—	—
Discount accretion associated with former conduit securities	(.3)	(.3)	(.4)	(.4)	(.3)	(.3)	(.3)	(.3)					(.4)	(.3)
Gain on sale of CRE and paydown of CRE loan	—	—	—	—	—	—	(1.0)	(1.1)					—	(.5)
Italian deferred tax liability	—	—	—	—	—	—	(1.2)	—					—	(.3)
One-time Italian tax on banks and insurance companies	.2	—	—	—	—	—	—	—					.1	—
Return on average common equity, operating basis[1]	8.8%	11.9%	11.4%	11.6%	10.4%	11.9%	10.0%	10.5%	(110)		50		10.9%	10.7%	(20)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF OPERATING-BASIS (NON-GAAP) FINANCIAL INFORMATION (Continued)

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

[2] For the quarters ended December 31, 2015 and December 31, 2014, negative operating leverage in the year-over-year comparison was approximately 163 basis points, based on an decrease in total operating-basis revenue of 4.82% and an decrease in total operating-basis expenses of 3.19%.

[3] For the quarters ended December 31, 2015 and September 30, 2015, positive operating leverage in the quarter-over-quarter comparison was approximately 100 basis points, based on an decrease in total operating-basis revenue of 2.04% and a decrease in total operating-basis expenses of 3.04%.

[4]  For the years ended December 31, 2015 and December 31, 2014, negative operating leverage in the year-over-year comparison was approximately 119 basis points, based on an increase in total operating-basis revenue of 0.12% and an increase in total operating-basis expenses of 1.31%.

[5] Fully taxable-equivalent net interest margin for the first, second, third and fourth quarters of 2014 and first, second, third and fourth quarters of 2015 represented fully taxable-equivalent net interest revenue of $599 million, $603 million, $613 million, $618 million, $590 million, $579 million, 556 million and $536 million, respectively (GAAP-basis net interest revenue of $555 million, $561 million, $570 million, $574 million, $546 million, $535 million $513 million and $494 million plus tax-equivalent adjustments of $44 million, $42 million, $43 million, $44 million, $44 million, $44 million $43 million and $42 million, respectively), on an annualized basis, as a percentage of average total interest-earning assets for the quarters presented.

[6] Pre-tax operating margin for the first, second, third and fourth quarters of 2014 and first, second, third and fourth quarters of 2015 was calculated by dividing income before income tax expense by total revenue.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

     The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

     The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. As of June 30, 2014, September 30, 2014 and December 31, 2014, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with both the advanced approaches and transitional provisions of Basel III, as the case may be. As of March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

     The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided on page 14 of this earnings release addendum.

The following table presents State Street's regulatory capital ratios and underlying components, calculated in conformity with applicable regulatory requirements as described above.

	Quarters
	2Q14		3Q14		4Q14		1Q15		2Q15		3Q15		4Q15
(Dollars in millions)	Basel III Advanced Approach[3]	Basel III Transitional Approach[2]	Basel III Advanced Approach[3]	Basel III Transitional Approach[2]	Basel III Advanced Approach[3]	Basel III Transitional Approach[2]	Basel III Advanced Approach[3]	Basel III Standardized Approach[4]	Basel III Advanced Approach[3]	Basel III Standardized Approach[4]	Basel III Advanced Approach[3]	Basel III Standardized Approach[4]	Basel III Advanced Approach[3]	Basel III Standardized Approach[4]
RATIOS:
Common equity tier 1 capital[1]	12.6%	15.8%	12.6%	14.9%	12.4%	14.7%	12.0%	10.2%	12.0%	11.4%	12.0%	11.8%	12.5%	12.9%
Tier 1 capital[1]	14.0	17.6	14.0	16.5	14.5	17.3	14.0	12.0	14.7	14.0	14.7	14.5	15.3	15.9
Total capital[1]	16.0	20.1	16.1	18.9	16.4	19.6	16.1	13.7	16.8	16.0	16.8	16.6	17.4	18.1
Tier 1 leverage[1]	6.8	6.8	6.3	6.3	6.3	6.3	5.8	5.8	6.0	6.0	6.3	6.3	6.9	6.9

Supporting Calculations:

Common equity tier 1 capital[1]	$14,027	$14,027	$13,639	$13,639	$13,327	$13,327	$12,494	$12,494	$12,559	$12,559	$12,515	$12,515	$12,433	$12,433
Total risk-weighted assets	111,015	88,607	108,078	91,800	107,827	90,412	103,998	121,946	104,533	109,788	104,365	105,765	99,807	96,103
Common equity tier 1 risk-based capital[1]	12.6%	15.8%	12.6%	14.9%	12.4%	14.7%	12.0%	10.2%	12.0%	11.4%	12.0%	11.8%	12.5%	12.9%

Tier 1 capital[1]	$15,570	$15,570	$15,176	$15,176	$15,618	$15,618	$14,598	$14,598	$15,401	$15,401	$15,361	$15,361	$15,264	$15,264
Total risk-weighted assets	111,015	88,607	108,078	91,800	107,827	90,412	103,998	121,946	104,533	109,788	104,365	105,765	99,807	96,103
Tier 1 risk-based capital ratio[1]	14.0%	17.6%	14.0%	16.5%	14.5%	17.3%	14.0%	12.0%	14.7%	14.0%	14.7%	14.5%	15.3%	15.9%

Total capital[1]	$17,786	$17,786	$17,392	$17,392	$17,715	$17,715	$16,752	$16,752	$17,554	$17,554	$17,526	$17,583	$17,349	$17,403
Total risk-weighted assets	111,015	88,607	108,078	91,800	107,827	90,412	103,998	121,946	104,533	109,788	104,365	105,765	99,807	96,103
Total risk-based capital ratio[1]	16.0%	20.1%	16.1%	18.9%	16.4%	19.6%	16.1%	13.7%	16.8%	16.0%	16.8%	16.6%	17.4%	18.1%

Tier 1 capital[1]	$15,570	$15,570	$15,176	$15,176	$15,618	$15,618	$14,598	$14,598	$15,401	$15,401	$15,361	$15,361	$15,264	$15,264
Adjusted quarterly average assets	227,815	227,815	240,529	240,529	247,740	247,740	252,406	252,406	257,227	257,227	244,553	244,553	221,880	221,880
Tier 1 leverage ratio[1]	6.8%	6.8%	6.3%	6.3%	6.3%	6.3%	5.8%	5.8%	6.0%	6.0%	6.3%	6.3%	6.9%	6.9%

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

2 CET1, tier 1 capital, total capital, and tier 1 leverage ratios as of June 30, 2014, September 30, 2014 and December 31, 2014 were calculated in conformity with the transitional provisions of the Basel III final rule. Specifically, these ratios reflect total and tier 1 capital, as applicable (the numerator), calculated in conformity with the advanced approaches provisions of the Basel III final rule, and total risk-weighted assets or, with respect to the tier 1 leverage ratio, quarterly average assets (in both cases, the denominator), calculated in conformity with the provisions of Basel I.

3 CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.

4 CET1, tier 1 capital, total capital, and tier 1 leverage ratios as of March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 were calculated in conformity with the standardized approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.

(Dollars in millions)		2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
Consolidated total assets		$282,324	$274,805	$274,119	$279,476	$294,571	$247,274	$245,192
Less:
Goodwill		6,037	5,899	5,826	5,663	5,729	5,716	5,671
Other intangible assets		2,247	2,121	2,025	1,892	1,871	1,820	1,768
Cash balances held at central banks in excess of required reserves		87,081	74,570	83,402	71,740	106,202	60,160	66,259
Adjusted assets		186,959	192,215	182,866	200,181	180,769	179,578	171,494
Plus related deferred tax liabilities		898	874	821	814	834	713	694
Total tangible assets	A	187,857	193,089	183,687	200,995	181,603	180,291	172,188
Consolidated total common shareholders' equity[1]		$20,329	$19,782	$19,367	$18,709	$18,643	$18,640	$18,399
Less:
Goodwill		6,037	5,899	5,826	5,663	5,729	5,716	5,671
Other intangible assets		2,247	2,121	2,025	1,892	1,871	1,820	1,768
Adjusted equity[1]		12,045	11,762	11,516	11,154	11,043	11,104	10,960
Plus related deferred tax liabilities		898	874	821	814	834	713	694
Total tangible common equity[1]	B	$12,943	$12,636	$12,337	$11,968	$11,877	$11,817	$11,654
Tangible common equity ratio[1]	B/A	6.9%	6.5%	6.7%	6.0%	6.5%	6.6%	6.8%

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULL PHASE-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates.

As of December 31, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,433	$(929)	$11,504	$12,433	$(929)	$11,504
Tier 1 capital	15,264	(1,076)	14,188	15,264	(1,076)	14,188
Total capital	17,349	(946)	16,403	17,403	(946)	16,457
Risk weighted assets	99,807	(405)	99,402	96,103	(382)	95,721
Adjusted average assets	221,880	(546)	221,334	221,880	(546)	221,334

Capital ratios:
Common equity tier 1 capital	12.5%		11.6%	12.9%		12.0%
Tier 1 capital	15.3		14.3	15.9		14.8
Total capital	17.4		16.5	18.1		17.2
Tier 1 leverage	6.9		6.4	6.9		6.4

As of September 30, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital[1]	$12,515	$(855)	$11,660	$12,515	$(855)	$11,660
Tier 1 capital [1]	15,361	(998)	14,363	15,361	(998)	14,363
Total capital[1]	17,526	(868)	16,658	17,583	(868)	16,715
Risk weighted assets	104,365	(478)	103,887	105,765	(451)	105,314
Adjusted average assets	244,553	(488)	244,065	244,553	(488)	244,065

Capital ratios:
Common equity tier 1 capital[1]	12.0%		11.2%	11.8%		11.1%
Tier 1 capital[1]	14.7		13.8	14.5		13.6
Total capital[1]	16.8		16.0	16.6		15.9
Tier 1 leverage	6.3		5.9	6.3		5.9

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULL PHASE-IN CAPITAL RATIOS

As of June 30, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital[1]	$12,559	$(846)	$11,713	$12,559	$(846)	$11,713
Tier 1 capital [1]	15,401	(985)	14,416	15,401	(985)	14,416
Total capital[1]	17,554	(855)	16,699	17,554	(855)	16,699
Risk weighted assets	104,533	(481)	104,052	109,788	(453)	109,335
Adjusted average assets	257,227	(295)	256,932	257,227	(295)	256,932

Capital ratios:
Common equity tier 1 capital[1]	12.0%		11.3%	11.4%		10.7%
Tier 1 capital[1]	14.7		13.9	14.0		13.2
Total capital[1]	16.8		16.0	16.0		15.3
Tier 1 leverage	6.0		5.6	6.0		5.6

As of March 31, 2015 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital[1]	$12,494	$(684)	$11,810	$12,494	$(684)	$11,810
Tier 1 capital [1]	14,598	(827)	13,771	14,598	(827)	13,771
Total capital[1]	16,752	(697)	16,055	16,752	(697)	16,055
Risk weighted assets	103,998	(552)	103,446	121,946	(520)	121,426
Adjusted average assets	252,406	(215)	252,191	252,406	(215)	252,191

Capital ratios:
Common equity tier 1 capital[1]	12.0%		11.4%	10.2%		9.7%
Tier 1 capital[1]	14.0		13.3	12.0		11.3
Total capital[1]	16.1		15.5	13.7		13.2
Tier 1 leverage	5.8		5.5	5.8		5.5

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF FULL PHASE-IN CAPITAL RATIOS

As of December 31, 2014 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital[1]	$13,327	$(1,173)	$12,154	$13,327	$(1,173)	$12,154
Tier 1 capital [1]	15,618	(1,503)	14,115	15,618	(1,503)	14,115
Total capital[1]	17,715	(1,137)	16,578	17,715	(1,137)	16,578
Risk weighted assets	107,827	(1,010)	106,817	125,011	(953)	124,058
Adjusted average assets	247,740	(433)	247,307	247,740	(433)	247,307

Capital ratios:
Common equity tier 1 capital[1]	12.4%		11.4%	10.7%		9.8%
Tier 1 capital[1]	14.5		13.2	12.5		11.4
Total capital[1]	16.4		15.5	14.2		13.4
Tier 1 leverage	6.3		5.7	6.3		5.7

[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, upon implementation as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios as of December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015 are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of January 27, 2016 and as applied to our businesses and operations as of December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015. Estimated pro forma fully phased-in SLR ratios as of December 31, 2014 are preliminary estimates by State Street, calculated based on our interpretations of the SLR final rule as of January 23, 2015 and as applied to our businesses and operations as of December 31, 2014.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios as of December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014 calculated in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

	State Street			State Street Bank
As of December 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	$15,264	A	$14,188	$14,647	$13,869
On-and off-balance sheet leverage exposure	252,733		252,733	247,736	247,736
Less: regulatory deductions	(5,895)		(6,440)	(5,536)	(6,036)
Total assets for SLR	246,838	B	246,293	242,200	241,700
Supplementary Leverage Ratio	6.2%	A/B	5.8%	6.0%	5.7%

	State Street			State Street Bank
As of September 30, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital[1]	$15,361	C	$14,363	$14,863	$14,162
On-and off-balance sheet leverage exposure	276,673		276,673	271,347	271,347
Less: regulatory deductions	(5,911)		(6,399)	(5,550)	(5,993)
Total assets for SLR	270,762	D	270,274	265,797	265,354
Supplementary Leverage Ratio[1]	5.7%	C/D	5.3%	5.6%	5.3%

	State Street			State Street Bank
As of June 30, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital[1]	$15,401	E	$14,416	$14,352	$13,667
On-and off-balance sheet leverage exposure	291,875		291,875	286,851	286,851
Less: regulatory deductions	(6,138)		(6,930)	(5,776)	(6,515)
Total assets for SLR	285,737	F	284,945	281,075	280,336
Supplementary Leverage Ratio[1]	5.4%	E/F	5.1%	5.1%	4.9%
[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)
	State Street			State Street Bank
As of March 31, 2015 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital[1]	$14,598	G	$13,772	$13,770	$13,245
On-and off-balance sheet leverage exposure	288,932		288,932	284,060	284,060
Less: regulatory deductions	(6,088)		(6,898)	(5,734)	(6,489)
Total assets for SLR	282,844	H	282,034	278,326	277,571
Supplementary Leverage Ratio[1]	5.2%	G/H	4.9%	4.9%	4.8%

	State Street			State Street Bank
As of December 31, 2014 (Dollars in millions)	Transitional SLR		Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital[1]	$15,618	I	$14,116	$13,897	$12,957
On-and off-balance sheet leverage exposure	284,740		284,740	280,036	280,036
Less: regulatory deductions	(6,050)		(7,211)	(5,705)	(6,790)
Total assets for SLR	278,690	J	277,529	274,331	273,246
Supplementary Leverage Ratio[1]	5.6%	I/J	5.1%	5.1%	4.7%

	State Street		State Street Bank
As of September 30, 2014 (Dollars in millions)	Transitional SLR
Tier 1 Capital[1]	$15,176	K	$14,174
On-and off-balance sheet leverage exposure	276,529		271,547
Less: regulatory deductions	(6,156)		(5,804)
Total assets for SLR	270,373	L	265,743
Supplementary Leverage Ratio[1]	5.6%	K/L	5.3%

	State Street		State Street Bank
As of June 30, 2014 (Dollars in millions)	Transitional SLR
Tier 1 Capital[1]	$15,570	M	$14,630
On-and off-balance sheet leverage exposure	264,432		259,912
Less: regulatory deductions	(6,308)		(5,942)
Total assets for SLR	258,124	N	253,970
Supplementary Leverage Ratio[1]	6.0%	M/N	5.8%
[1]  Amounts for the quarterly and annual periods of 2014 as well as the quarterly periods ending March 31, 2015, June 30, 2015 and September 30, 2015 have been revised to reflect adjustments related to certain expenses billed to our asset servicing clients as more fully described within the Reconciliation of Previously Reported and Revised Financial Information, on page 20 of this earnings release addendum.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PREVIOUSLY REPORTED AND REVISED FINANCIAL INFORMATION

Prior periods, including Q1 through Q3 of 2015 and all quarters and full year for 2014 have been revised to reflect the impact on those periods of our previously disclosed review of amounts we invoiced clients for certain expenses during an 18 year period.  The revision is shown as a reduction in revenue in each period, as well as the cumulative liability and retained earnings impact as of the end of each period presented.

	1Q14			2Q14			3Q14			4Q14			2014
(Dollars in millions, except per share amounts or where otherwise noted)	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised

Consolidated Results of Operations
Fee revenue:
Servicing fees	$1,238	$(5)	$1,233	$1,288	$(5)	$1,283	$1,302	$(6)	$1,296	$1,301	$(5)	$1,296	$5,129	$(21)	$5,108
Total fee revenue	1,924	(5)	1,919	2,039	(5)	2,034	2,012	(6)	2,006	2,056	(5)	2,051	8,031	(21)	8,010
Total revenue	2,485	(5)	2,480	2,598	(5)	2,593	2,582	(6)	2,576	2,630	(5)	2,625	10,295	(21)	10,274

Income before income tax expense	455	(5)	450	746	(5)	741	688	(6)	682	569	(5)	564	2,458	(21)	2,437
Income tax expense	92	(1)	91	124	(2)	122	128	(2)	126	77	(1)	76	421	(6)	415

Net income	363	(4)	359	622	(3)	619	560	(4)	556	492	(4)	488	2,037	(15)	2,022
Net income available to common shareholders	356	(4)	352	602	(3)	599	542	(4)	538	473	(4)	469	1,973	(15)	1,958

Consolidated Statement of Condition
Liabilities:
Accrued expenses and other liabilities	18,457	134	18,591	19,249	138	19,387	22,956	141	23,097	20,237	145	20,382	20,237	145	20,382
Total liabilities	235,390	134	235,524	260,624	138	260,762	253,649	141	253,790	252,646	145	252,791	252,646	145	252,791

Shareholders' Equity:
Retained earnings	13,639	(134)	13,505	14,114	(138)	13,976	14,531	(141)	14,390	14,882	(145)	14,737	14,882	(145)	14,737
Total shareholders' equity	21,273	(134)	21,139	21,700	(138)	21,562	21,156	(141)	21,015	21,473	(145)	21,328	21,473	(145)	21,328
Total equity	21,273	(134)	21,139	21,700	(138)	21,562	21,156	(141)	21,015	21,473	(145)	21,328	21,473	(145)	21,328
Total liabilities and equity	$256,663	$—	$256,663	$282,324	$—	$282,324	$274,805	$—	$274,805	$274,119	$—	$274,119	$274,119	$—	$274,119

Ratios:
Diluted earnings per common share	$0.81	$(0.01)	$0.80	$1.38	$—	$1.38	$1.26	$—	$1.25	$1.12	$—	$1.11	$4.57	$(0.04)	$4.53
Return on average common equity	7.2%	—%	7.2%	11.9%	—%	11.9%	10.6%	—%	10.6%	9.4%	—%	9.4%	9.8%	—%	9.8%
Pre-tax operating margin	18.3	(0.2)	18.1	28.7	(0.1)	28.6	26.6	(0.1)	26.5	21.6	(0.1)	21.5	23.9%	(0.2)%	23.7%
After-tax margin	14.6%	(0.1)%	14.5%	23.9	—	23.9	21.7	(0.1)	21.6	18.7	(0.1)	18.6	19.8%	(0.1)%	19.7%
Common equity tier 1 risk-based capital[1]	NA	NA	NA	12.8	(0.2)	12.6	12.8	(0.2)	12.6	12.5	(0.1)	12.4	12.5%	(0.1)%	12.4%
Tier 1 risk-based capital[1]	NA	NA	NA	14.1	(0.1)	14.0	14.2	(0.2)	14.0	14.6	(0.1)	14.5	14.6%	(0.1)%	14.5%
Total risk-based capital[1]	NA	NA	NA	16.1	(0.1)	16.0	16.2	(0.1)	16.1	16.6	(0.2)	16.4	16.6%	(0.2)%	16.4%
Tier 1 leverage[1]	NA	NA	NA	6.9	(0.1)	6.8	6.4	(0.1)	6.3	6.4	(0.1)	6.3	6.4%	(0.1)%	6.3%
Tangible common equity	N/A	N/A	N/A	7.0	(0.1)	6.9	6.6	(0.1)	6.5	6.8	(0.1)	6.7	6.8%	(0.1)%	6.7%
Internal capital generation rate	5.0	(0.1)	4.9	9.4	—	9.4	8.2	(0.1)	8.1	6.9	—	6.9	7.4%	—%	7.4%
Common dividend payout ratio	31.5	0.3	31.8	21.2	0.1	21.3	23.3	0.1	23.4	26.3	0.2	26.5	24.8%	0.2%	25.0%
(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PREVIOUSLY REPORTED AND REVISED FINANCIAL INFORMATION (Continued)

	1Q15			2Q15			3Q15
(Dollars in millions, except per share amounts or where otherwise noted)	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised

Consolidated Results of Operations
Fee revenue:
Servicing fees	$1,273	$(5)	1,268	$1,325	$(6)	1,319	$1,294	$(5)	1,289
Total fee revenue	2,060	(5)	2,055	2,082	(6)	2,076	2,108	(5)	2,103
Total revenue	2,605	(5)	2,600	2,614	(6)	2,608	2,619	(5)	2,614

Income before income tax expense	504	(5)	499	478	(6)	472	652	(5)	647
Income tax expense	95	(1)	94	56	(2)	54	68	(1)	67

Net income	409	(4)	405	422	(4)	418	585	(4)	581
Net income available to common shareholders	377	(4)	373	393	(4)	389	543	(4)	539

Consolidated Statement of Condition
Liabilities:
Accrued expenses and other liabilities	23,610	149	23,759	17,646	153	17,799	15,804	157	15,961
Total liabilities	258,657	149	258,806	273,071	153	273,224	225,742	157	225,899

Shareholders' Equity:
Retained earnings	15,135	(149)	14,986	15,390	(153)	15,237	15,795	(157)	15,638
Total shareholders' equity	20,819	(149)	20,670	21,500	(153)	21,347	21,500	(157)	21,343
Non-controlling interest-equity	—	—	—	—	—	—	32	—	32
Total equity	20,819	(149)	20,670	21,500	(153)	21,347	21,532	(157)	21,375
Total liabilities and equity	$279,476	$—	$279,476	$294,571	$—	$294,571	$247,274	$—	$247,274

Ratios:
Diluted earnings per common share	$0.90	$—	$0.9	$0.94	$—	$0.93	$1.32	$—	$1.31
Return on average common equity	7.9%	—%	7.9%	8.3%	(0.1)%	8.2%	11.3%	—%	11.3%
Pre-tax operating margin	19.3	(0.1)	19.2	18.3	(0.2)	18.1	24.9	(0.1)	24.8
After-tax margin	15.7	(0.1)	15.6	16.2	(0.2)	16.0	22.3	(0.1)	22.2
Common equity tier 1 risk-based capital[1]	12.2	(0.2)	12.0	12.2	(0.2)	12.0	12.1	(0.1)	12.0
Tier 1 risk-based capital[1]	14.2	(0.2)	14.0	14.9	(0.2)	14.7	14.9	(0.2)	14.7
Total risk-based capital[1]	16.3	(0.2)	16.1	16.9	(0.1)	16.8	16.9	(0.1)	16.8
Tier 1 leverage[1]	5.8	—	5.8	6.0	—	6.0	6.3	—	6.3
Tangible common equity	6.0	—	6.0	6.6	(0.1)	6.5	6.6	—	6.6
Internal capital generation rate	5.3	—	5.3	5.3	—	5.3	8.5	(0.2)	8.3
Common dividend payout ratio	32.8	0.3	33.1	35.3	0.3	35.6	25.3	0.2	25.5

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS RECONCILIATION OF PREVIOUSLY REPORTED AND REVISED FINANCIAL INFORMATION

Prior periods, including Q1 through Q3 of 2015 and all quarters and full year for 2014 have been revised to reflect the impact on those periods of our previously disclosed review of amounts we invoiced clients for certain expenses during an 18 year period.  The revision is shown as a reduction in revenue in each period, as well as the cumulative liability and retained earnings impact as of the end of each period presented.

	1Q14			2Q14			3Q14			4Q14			2014
(Dollars in millions, except per share amounts or where otherwise noted)	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised

Consolidated Results of Operations
Fee revenue:
Servicing fees	$1,238	$(5)	$1,233	$1,288	$(5)	$1,283	$1,302	$(6)	$1,296	$1,301	$(5)	$1,296	$5,129	$(21)	$5,108
Total fee revenue	1,981	(5)	1,976	2,103	(5)	2,098	2,098	(6)	2,092	2,137	(5)	2,132	8,319	(21)	8,298
Total revenue	2,559	(5)	2,554	2,676	(5)	2,671	2,678	(6)	2,672	2,724	(5)	2,719	10,637	(21)	10,616

Income before income tax expense	640	(5)	635	856	(5)	851	868	(6)	862	840	(5)	835	3,204	(21)	3,183
Income tax expense	200	(1)	199	233	(2)	231	269	(2)	267	239	(1)	238	941	(6)	935

Net income	440		436	623	(3)	620	599	(4)	595	601	(4)	597	2,263	(15)	2,248
Net income available to common shareholders	433	(4)	429	603	(3)	600	581	(4)	577	582	(4)	578	2,199	(15)	2,184

Consolidated Statement of Condition
Liabilities:
Accrued expenses and other liabilities	18,457	134	18,591	19,249	138	19,387	22,956	141	23,097	20,237	145	20,382	20,237	145	20,382
Total liabilities	235,390	134	235,524	260,624	138	260,762	253,649	141	253,790	252,646	145	252,791	252,646	145	252,791

Shareholders' Equity:
Retained earnings	13,639	(134)	13,505	14,114	(138)	13,976	14,531	(141)	14,390	14,882	(145)	14,737	14,882	(145)	14,737
Total shareholders' equity	21,273	(134)	21,139	21,700	(138)	21,562	21,156	(141)	21,015	21,473	(145)	21,328	21,473	(145)	21,328
Total equity	21,273	(134)	21,139	21,700	(138)	21,562	21,156	(141)	21,015	21,473	(145)	21,328	21,473	(145)	21,328
Total liabilities and equity	$256,663	$—	$256,663	$282,324	$—	$282,324	$274,805	$—	$274,805	$274,119	$—	$274,119	$274,119	$—	$274,119

Ratios:
Diluted earnings per common share	$0.99	$(0.01)	$0.98	$1.39	$—	$1.39	$1.35	$(0.01)	$1.34	$1.37	$(0.01)	$1.36	$5.09	$(0.04)	$5.05
Return on average common equity	8.8%	—%	8.8%	11.9%	—%	11.9%	11.4%	—%	11.4%	11.6%	—%	11.6%	10.9%	—%	10.9%
Pre-tax operating margin	25.0	(0.1)	24.9	32.0	(0.1)	31.9	32.4	(0.1)	32.3	30.8	(0.1)	30.7	30.1	(0.1)	30.0
After-tax margin	17.0	(0.2)	16.8	22.6	(0.1)	22.5	21.7	(0.1)	21.6	21.4	(0.1)	21.3	20.7	(0.1)	20.6
Common equity tier 1 risk-based capital[1]	NA	NA	NA	12.8	(0.2)	12.6	12.8	(0.2)	12.6	12.5	(0.1)	12.4	12.5	(0.1)	12.4
Tier 1 risk-based capital[1]	NA	NA	NA	14.1	(0.1)	14.0	14.2	(0.2)	14.0	14.6	(0.1)	14.5	14.6	(0.1)	14.5
Total risk-based capital[1]	NA	NA	NA	16.1	(0.1)	16.0	16.2	(0.1)	16.1	16.6	(0.2)	16.4	16.6	(0.2)	16.4
Tier 1 leverage[1]	NA	NA	NA	6.9	(0.1)	6.8	6.4	(0.1)	6.3	6.4	(0.1)	6.3	6.4	(0.1)	6.3
Tangible common equity	N/A	N/A	N/A	7.0	(0.1)	6.9	6.6	(0.1)	6.5	6.8	(0.1)	6.7	6.8	(0.1)	6.7
Internal capital generation rate	6.6	(0.1)	6.5	9.4	—	9.4	8.9	—	8.9	9.1	—	9.1	8.5	—	8.5
Common dividend payout ratio	25.8	0.3	26.1	21.1	0.2	21.3	21.7	0.2	21.9	21.4	0.2	21.6	22.3	0.1	22.4
(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
OPERATING-BASIS RECONCILIATION OF PREVIOUSLY REPORTED AND REVISED FINANCIAL INFORMATION (Continued)

Prior periods, including Q1 through Q3 of 2015 and all quarters and full year for 2014 have been revised to reflect the impact on those periods of our previously disclosed review of amounts we invoiced clients for certain expenses during an 18 year period.  The revision is shown as a reduction in revenue in each period, as well as the cumulative liability and retained earnings impact as of the end of each period presented.

	1Q15			2Q15			3Q15
(Dollars in millions, except per share amounts or where otherwise noted)	Reported	Adjustment	Revised	Reported	Adjustment	Revised	Reported	Adjustment	Revised

Consolidated Results of Operations
Fee revenue:
Servicing fees	$1,273	$(5)	$1,268	$1,325	$(6)	$1,319	$1,294	$(5)	$1,289
Total fee revenue	2,113	(5)	2,108	2,180	(6)	2,174	2,120	(5)	2,115
Total revenue	2,677	(5)	2,672	2,733	(6)	2,727	2,647	(5)	2,642

Income before income tax expense	731	(5)	726	850	(6)	844	765	(5)	760
Income tax expense	208	(1)	207	252	(2)	250	244	(1)	243

Net income	523	(4)	519	598	(4)	594	522	(4)	518
Net income available to common shareholders	491	(4)	487	569	(4)	565	480	(4)	476

Consolidated Statement of Condition
Liabilities:
Accrued expenses and other liabilities	23,610	149	23,759	17,646	153	17,799	15,804	157	15,961
Total liabilities	258,657	149	258,806	273,071	153	273,224	225,742	157	225,899

Shareholders' Equity:
Retained earnings	15,135	(149)	14,986	15,390	(153)	15,237	15,795	(157)	15,638
Total shareholders' equity	20,819	(149)	20,670	21,500	(153)	21,347	21,500	(157)	21,343
Non-controlling interest-equity	—	—	—	—	—	—	32	—	32
Total equity	20,819	(149)	20,670	21,500	(153)	21,347	21,532	(157)	21,375
Total liabilities and equity	$279,476	$—	$279,476	$294,571	$—	$294,571	$247,274	$—	$247,274

Ratios:
Diluted earnings per common share	$1.17	$(0.01)	$1.16	$1.37	$—	$1.36	$1.16	$—	$1.15
Return on average common equity	10.4%	—%	10.4%	12.0%	(0.1)%	11.9%	10.0%	—%	10.0%
Pre-tax operating margin	27.3	(0.1)	27.2	31.1	(0.2)	30.9	28.9	(0.1)	28.8
After-tax margin	18.3	(0.1)	18.2	20.8	(0.1)	20.7	18.1	(0.1)	18.0
Common equity tier 1 risk-based capital[1]	12.2	(0.2)	12.0	12.2	(0.2)	12.0	12.1	(0.1)	12.0
Tier 1 risk-based capital[1]	14.2	(0.2)	14.0	14.9	(0.2)	14.7	14.9	(0.2)	14.7
Total risk-based capital[1]	16.3	(0.2)	16.1	16.9	(0.1)	16.8	16.9	(0.1)	16.8
Tier 1 leverage[1]	5.8	—	5.8	6.0	—	6.0	6.3	—	6.3
Tangible common equity	6.0	—	6.0	6.6	(0.1)	6.5	6.6	—	6.6
Internal capital generation rate	7.8	(0.1)	7.7	9.0	—	9.0	7.1	(0.1)	7.0
Common dividend payout ratio	25.1	0.2	25.3	24.4	0.2	24.6	28.6	0.3	28.9

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios as of June 30, 2014, September 30, 2014, December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 were calculated in conformity with the advanced approaches provisions of the Basel III final rule.